UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2018

TIME INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street

New York, NY 10281

(Address of Principal Executive Offices) (Zip Code)

(212) 522-1212

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed on November 27, 2017 with the Securities and Exchange Commission (the “SEC”) by Time Inc., a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) on November 26, 2017 with Meredith Corporation, an Iowa corporation (“Parent”), and Gotham Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), providing for the merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Pursuant to the Merger Agreement, on December 12, 2017, Purchaser commenced a tender offer to acquire any and all issued and outstanding shares of common stock of the Company (the “Shares”) for $18.50 in cash, without interest (the “Offer Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 12, 2017 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”), filed as Exhibits (a)(1)(A) and (a)(1)(B), respectively, to the Tender Offer statement on Schedule TO (as amended or supplemented from time to time) filed by Parent and Purchaser with the SEC on December 12, 2017.

Item 1.02.	Termination of a Material Definitive Agreement.

On January 31, 2018, in connection with the Merger, that certain Credit Agreement, dated April 24, 2014, by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto and Citibank, N.A. as administrative agent (as amended by Amendment No. 1, dated as of October 11, 2017) was terminated. Also on January 31, 2018, in connection with the Merger, each of the Indenture, dated as of October 11, 2017, by and among the Company, the subsidiary guarantors party thereto and Citibank, N.A., as trustee, and the Indenture, dated April 29, 2014 (as supplemented), among the Company, the guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee, was satisfied and discharged.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are each incorporated herein by reference. The Offer and all withdrawal rights thereunder expired at one minute after 11:59 p.m. (Eastern Time) on January 30, 2018. The Offer was not extended. Computershare Trust Company, N.A., the depositary for the Offer, has advised that, as of the expiration of the Offer, a total of 66,251,255 Shares (not including 1,995,909 Shares tendered by notice of guaranteed delivery for which Shares have not yet been delivered) have been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 65.87% of the outstanding Shares. The number of Shares validly tendered and not validly withdrawn pursuant to the Offer (excluding Shares tendered by notice of guaranteed delivery) satisfied the Minimum Condition (as defined in the Merger Agreement). All conditions to the Offer having been satisfied, Purchaser has accepted for payment all Shares that were validly tendered and not validly withdrawn prior to the expiration of the Offer.

Following consummation of the Offer, the remaining conditions set forth in the Merger Agreement to the Merger were satisfied. On January 31, 2018, Parent completed its acquisition of the Company by consummating the Merger, without a meeting of stockholders of the Company, in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (“DGCL”).

At the effective time of the Merger (the “Effective Time”), and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares that were owned, directly or indirectly, by Parent, the Company (including shares held as treasury stock or otherwise) or Purchaser, (ii) Shares held by a holder who had not tendered in the Offer and has properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL, and (iii) Shares purchased in the Offer) was canceled and automatically converted into the right to receive the Offer Consideration.

The foregoing description of the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 27, 2017 and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 31, 2018, the Company (a) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (b) requested that the NYSE (i) suspend trading of the Shares effective January 31, 2018, and (ii) filed with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn prior to the expiration of the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL, a change in control of the Company occurred and the Company is now a wholly owned subsidiary of Parent. The information set forth in the Introductory Note, Item 1.02, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, as contemplated by the Merger Agreement, Rich Battista, David A. Bell, John M. Fahey, Manuel A. Fernandez, Dennis J. FitzSimons, Betsy D. Holden, Kay Koplovitz, Ronald S. Rolfe, Daniel L. Rosensweig, Katie J. Stanton and Michael P. Zeisser, are no longer members of the board of directors of the Company, effective as of the Effective Time.

At the Effective Time, Joseph Ceryanec, who was the sole member of the board of directors of Purchaser, became the new sole member of the board of directors of the Company.

Additionally, following the Effective Time, Richard Battista, Susana D’Emic, Leslie Dukker Doty, Brad Elders, Gregory Giangrande, Lauren Ezrol Klein, Erik Moreno, Alan Murray and Jennifer Wong were removed as officers of the Company by the board of directors of the Company. Immediately following such removal, Joseph Ceryanec was appointed as President and Chief Executive Officer of the Company.

Information about Mr. Ceryanec was previously disclosed in the Offer to Purchase and is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety, effective as of the Effective Time. The full text of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 26, 2017, by and among TimeInc., Meredith Corporation and Gotham Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Time Inc. on November 27, 2017).

3.1	Amended and Restated Certificate of Incorporation of Time Inc.

3.2	Amended and Restated Bylaws of Time Inc.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 26, 2017, by and among Time Inc., Meredith Corporation and Gotham Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Time Inc. on November 27, 2017).

3.1	Amended and Restated Certificate of Incorporation of Time Inc.

3.2	Amended and Restated Bylaws of Time Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC. (Registrant)

By:	/s/ Joseph H. Ceryanec

Joseph H. Ceryanec
President

Date: January 31, 2018